Saturna Investment Trust

Saturna Growth Fund (the “Fund”)

Supplement Dated October 1, 2025, to the Summary Prospectus and Prospectus dated March 31, 2025

NOTICE REGARDING CHANGES IN PORTFOLIO MANAGER AND DEPUTY PORTFOLIO MANAGER

Effective October 1, 2025:

Mr. William B. Jones IV, CFA® will serve as Portfolio Manager of the Fund. Effective the same day, Mr. Scott F. Klimo, CFA® will no longer serve as Portfolio Manager of the Fund and all references to his name with respect to the Fund in the Summary Prospectuses and Prospectus are hereby stricken.

Mr. Jason S. Michell, MBA will serve as Deputy Portfolio Manager to the Fund.

Effective October 1, 2025, the paragraph entitled “Portfolio Managers” on page 5 of the Fund’s Summary Prospectus shall read as follows:

Mr. William B. Jones IV, CFA® a equity analyst of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Fund, which he has managed since 2025. Mr. Jason S. Michell, MBA a senior investment analyst of Saturna Capital Corporation, is the Deputy Portfolio Manager, a role he assumed in 2025.

Effective October 1, 2025, the following is added as the second to last paragraph of the section entitled “Investment Adviser” on page 25 of the Fund’s prospectus:

Mr. William B. Jones IV, CFA® Portfolio Manager for Saturna Growth Fund, has been a equity analyst with Saturna Capital since September 2023. Mr. Jones is also the Deputy Portfolio Manager of the Saturna Sustainable Equity Fund. He graduated from Western Washington University BA with a BS in Financial Economics.

Mr. Jason S. Michell, MBA deputy portfolio manager for Saturna Growth Fund, has been a senior investment analyst with Saturna Capital since June 2025. He graduated from New York University Stern School of Business with an MBA.

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This Supplement should be read in conjunction with the current Summary Prospectus and Prospectus identified above, each dated March 31, 2025.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.